UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            -------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                January 14, 2005
                        (Date of earliest event reported)


                                 vFINANCE, INC.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                  1-11454-03               58-1974423
(State or Other Jurisdiction   (Commission File No.)       (IRS Employer
    of Incorporation)                                    Identification No.)

                            3010 North Military Trail
                                    Suite 300
                            Boca Raton, Florida 33431
                    (Address of Principal Executive Offices)

                                 (561) 981-1000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 1.01.  Entry into a Material Definitive Agreement.

On January 7, 2005, vFinance, Inc. (the "Company") filed a Form 8-K reporting that Sheila C. Reinken joined the Company as Chief Financial Officer and Chief Administrative Officer. The Company also provided a brief description in such Form 8-K of the material terms of the Company's employment arrangement with Ms. Reinken, as required pursuant to Item 5.02 of Form 8-K.

On January 14, 2005, the Company entered into an amended and restated letter agreement (the "Amended Agreement") with Ms. Reinken, which modified the initial letter agreement, dated as of November 15, 2004 (the "Initial Agreement"), between the Company and Ms. Reinken. Specifically, under the Initial Agreement, Ms. Reinken was granted options to purchase 600,000 shares of the Company's common stock, of which 150,000 options were to vest on January 4, 2006 and 150,000 options vested each subsequent yearly anniversary thereafter, at an exercise price of $0.245 per share. Under the Amended Agreement, Ms. Reinken's options to purchase shares of the Company's common stock have been increased to 750,000 shares, of which 93,750 options will vest on July 14, 2005, 93,750 options will vest on January 14, 2006 and 187,500 options will vest each subsequent yearly anniversary thereafter, at an exercise price of $0.25 per share.

Except for the terms noted herein, the Initial Agreement has not been modified in any other material respect by the Amended Agreement.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.       Title

10 Amended and Restated Agreement, dated January 14, 2005, by and between vFinance, Inc. and Sheila Reinken.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 vFINANCE, INC.



                                                  By:  /s/ Leonard J. Sokolow
                                                       -------------------------
                                                Name:  Leonard J. Sokolow
                                               Title:  Chief Executive Officer


Date: January 21, 2005

                                  EXHIBIT INDEX

Exhibit           Description

10 Amended and Restated Agreement, dated January 14, 2005, by and between vFinance, Inc. and Sheila Reinken.